Exhibit 10.26

FIFTH AMENDMENT TO
ESCROW EXTENSION AGREEMENT

THIS FIFTH AMENDMENT TO ESCROW EXTENSION AGREEMENT (the “Fifth Amendment to Extension Agreement”) is made by and among THE GREATER ORLANDO AVIATION AUTHORITY, a public and governmental body created as an agency of the City, existing under and by virtue of the laws of the State of Florida, whose mailing address is One Jeff Fuqua Boulevard, Orlando, Florida 32827-4399 (the “Authority”), and BRIGHTLINE TRAINS LLC F/K/A ALL ABOARD FLORIDA - OPERATIONS LLC, a Delaware limited liability company authorized to conduct business in Florida, whose mailing address is 2855 LeJeune Road, 4th Floor, Coral Gables, Florida, 33134 (“Rail Company”), joined by the CITY OF ORLANDO, a municipal corporation created by and existing under the laws of the State of Florida, whose address is P.O. Box 4990, 400 S. Orange Avenue, Orlando, Florida 32802-4990 (the “City”).

WI TN E S S E TH:

WHEREAS, the Parties entered into that certain Rail Line Easement Agreement dated of January 22, 2014, as amended by that certain First Amendment to the Rail Line Easement Agreement dated October 3, 2014, that certain Second Amendment to the Rail Line Easement Agreement dated October 26, 2015, that certain Third Amendment to the Rail Line Easement Agreement dated December 21, 2015, that certain Fourth Amendment to the Rail Line Easement Agreement dated January 27, 2017, that certain Fifth Amendment to the Rail Line Easement Agreement dated December 28, 2017 and that certain Sixth Amendment to the Rail Line Easement Agreement dated June 11, 2018 (collectively, the “Easement Agreement”), which governs the parties rights and obligations related to the development of an inter-city rail project at the Orlando International Airport, that certain Premises Lease and Use Agreement with an effective date of January 22, 2014, as amended by that certain First Amendment to the Premises Lease and Use Agreement dated September 25, 2014, that certain Second Amendment to the Premises Lease and Use Agreement dated January 26, 2016, that certain Third Amendment to the Premises Lease and Use Agreement dated January 30, 2017 and that certain Fourth Amendment to the Premises Lease and Use Agreement dated December 28, 2017 (collectively, the “Lease Agreement”), which governs the parties’ rights and obligations related to the development of the Rail Station Building and the Rail Company Premises and that certain Vehicle Maintenance Facility Ground Lease Agreement dated January 22, 2014, as amended by that certain First Amendment to the Vehicle Maintenance Facility Ground Lease Agreement dated October 28, 2015 and that Second Amendment to the Vehicle Maintenance Facility Ground Lease Agreement dated December 23, 2015 (collectively the “VMF Agreement”) (the Easement Agreement, Lease Agreement and VMF Agreement shall be collectively referred to as the “Escrow Agreements”); and

City Council Meeting: 1-14-19
Item: K-6 Documentary: 190114K06

WHEREAS, the Parties entered into that certain Escrow Extension Agreement with an effective date of December 23, 2015, as amended by that certain First Amendment to Escrow Extension Agreement dated January 30, 2017, that Second Amendment to Escrow Extension Agreement dated December 18, 2017, that Third Amendment to Escrow Extension Agreement dated June 11, 2018 and that Fourth Amendment to Escrow Extension Agreement dated June 11, 2018 (collectively, the “Escrow Extension Agreement”);

WHEREAS, the Escrow Agreements are being held in escrow pursuant to the terms of the Easement Agreement until December 31, 2018 at which time all Escrow Conditions must be met; and

WHEREAS, Rail Company has requested an extension of six (6) months to the Escrow Term until June 30, 2019 to meet all the Escrow Conditions; and

WHEREAS, the Parties agree to amend the Escrow Agreements to extend the Escrow Term until June 30, 2019; and

NOW, THEREFORE, for and inconsideration of the premises and of the mutual covenants hereinafter contained, the parties hereto do hereby agree as follows:

1.	Recitals. The above recitals are true and correct and are hereby incorporated herein by this reference.

2.	Definitions. Capitalized terms shall have the same meaning as set forth in the Escrow Agreements or as defined herein.
3.
Escrow Term Extension. The Authority agrees to extend the Escrow Term until June 30, 2019 (the “Escrow Extension”), subject the Rail Company shall fund the Aviation Authority Owner’s Authorized Representative team in an amount equal to $3,770,156.00 as set forth in the Seventh Amendment to the Easement Agreement executed contemporaneously with this Fifth Amendment to Escrow Extension Agreement.

4.
Monthly Coordination Fee. Beginning on January 1, 2019, on the first day of each month thereafter, Rail Company shall pay the Authority a coordination fee in an amount equal to $57,000 per month (the “Monthly Coordination Fee”). Rail Company shall continue to pay the Monthly Coordination on a monthly basis until the date of termination of escrow.

5.
Modification. Except as expressly amended and supplemented in this Fifth Amendment to Escrow Extension Agreement, all other terms of the Escrow Extension Agreement shall remain in full force and effect as originally executed.

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IN WITNESS WHEREOF, the parties hereto have each caused this Fifth Amendment to be executed by its authorized representative on the date so indicated below.

“GOAA” GREATER ORLANDO AVIATION AUTHORITY
ATTEST:
	By:	/s/ Phillip N. Brown
/s/ Dayci S. Burnette-Snyder		Phillip N. Brown. A.A.E., Chief Executive Officer
Dayci S. Burnette-Snyder, Assistant Secretary
Date: 12/18, 2018

Two WITNESSES:	APPROVED AS TO FORM AND LEGALITY this 14th day of December, 2018, for the use and reliance by the GREATER ORLANDO AVIATION AUTHORITY, only.

/s/ Larissa Bou-Vazquez
Printed Name: Larissa Bou-Vazquez

Marchena and Graham, P.A., Counsel.
/s/ Anna M. Farner
Printed Name: Anna M. Farner	By:	/s/ Marchena and Graham, P.A.
Marchena and Graham, P.A.

STATE OF FLORIDA
COUNTY OF ORANGE

Before me, the undersigned authority, duly authorized under the laws of the State of Florida to take acknowledgments, this day personally appeared Phillip Brown and Dayci S. Burnette-Snyder respectively Chief Executive Officer and Assistant Secretary of the Greater Orlando Aviation Authority, who are personally known to me to be the individuals and officers described in and who executed the foregoing instrument on behalf of said Greater Orlando Aviation Authority, and severally acknowledged the execution thereof to be their free act and deed as such officers and that they were duly authorized so to do.

In witness whereof, I have hereunto set my hand and official seal at Orlando, in the County of Orange, State of Florida, this 18 day of December, 2018.

/s/ Alba L. Bueno
My commission expires: July 19, 2019	Notary Public

BRIGHTLINE TRAINS LLC F/K/A ALL ABOARD FLORIDA – OPERATIONS LLC

ATTEST:	By:	/s/ Kolleen Cobb

Printed Name:	Printed Name:	Kolleen Cobb

Title:	Title:	Vice President

Date: December 10th, 2018

TWO WITNESSES:

/s/ Mariela Santos
Printed Name:	Mariela Santos

/s/ Brianna Hernandez
Printed Name:	Brianna Hernandez

STATE OF FLORIDA		)
COUNTY OF	MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 10th day of December, 2018 by Kolleen Cobb, as Vice President of Brightline Trains LLC f/k/a All Aboard Florida – Operations, a Delaware limited liability company, on behalf on the limited liability company. He/She is personally known to me or produced a valid driver’s license as identification.

/s/ Brianna Hernandez
Notary Public
Print name:	Brianna Hernandez
My commission expires:

CITY OF ORLANDO, FLORIDA, a Florida municipal corporation

ATTEST:
BY:	/s/ Denise Aldridge	By:	/s/ Regina I. Hill
Printed Name:	Denise Aldridge	Printed Name:	Regina I. Hill
Title:	CITY CLERK	Title:	MAYOR PRO TEM
		Date:	JANUARY 14, 2019
[Official Seal]

APPROVED AS TO FORM AND LEGALITY FOR THE USE AND RELIANCE OF THE CITY OF ORLANDO, ONLY, THIS 4 DAY OF JAN, 2019.

By:	/s/ Ray Pope
Title:
Printed Name:	Ray Pope

City Council Meeting: 1-14-19
Item: K-6 Documentary: 190114K06